Stockholders Equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Note 5 - Stockholders Equity

Preferred Stock

The Company is authorized to issue 5,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined by the Company’s board of directors. No preferred shares are currently issued or outstanding.

Common Stock

The Company is authorized to issue 150,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company on March 15, 2012, a total of 1,437,500 shares of common stock were sold to the Founders at a price of approximately $0.02 per share for an aggregate of $25,000 (the “Initial Shares”). All of these shares were placed into an escrow account. Subject to certain limited exceptions, these shares will not be released from escrow until one year after the date of the consummation of an initial Acquisition Transaction or earlier if, subsequent to the Company’s initial Acquisition Transaction, the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their shares of common stock for cash, securities or other property. The securities held in the escrow account will only be released prior to the end of the escrow period if following an Acquisition Transaction the Company consummates a subsequent transaction that results in all stockholders having a right to exchange their shares for cash or other consideration.

On December 15, 2012, 50,000 shares of common stock were forfeited because the underwriter’s over-allotment option was not fully exercised.